EXHIBIT 10.10

                     [FORM OF SECURITIES PURCHASE AGREEMENT]

         Securities Purchase Agreement (together with the schedules and exhibits hereto, this "Agreement"), dated as of February 14, 2005, by and between Advance Nanotech, Inc., a Colorado corporation (the "Company"), and each of the Persons (as defined below) who has executed a signature page to this Agreement (each a "Purchaser," and together, the "Purchasers").


                              W I T N E S S E T H:

         WHEREAS, the Company desires to issue and sell to the Purchasers, and the Purchasers desire to purchase from the Company, the Securities (as such term is defined below) as set forth below.

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound, the parties hereto hereby agree as follows:

         1. OFFER AND SALE OF SECURITIES.

         1.1 THE OFFERING. The Company is offering for sale in this offering (the "OFFERING") up to 1,700,000 shares (the "Maximum Offering") of its common stock, par value $0.001 per share (the "COMMON STOCK"). Notwithstanding the foregoing, the Company, in its sole discretion, may increase the Maximum Offering, at any time during the Offering and without prior notice, by up to ten percent (10%). There is no minimum offering, and the Company may accept and close upon subscriptions from time to time in its sole discretion during the offering period referred to in this Agreement. In addition to the shares of Common Stock being offered hereby (the "Shares"), for every two Shares acquired by a Purchaser at an applicable Closing (as such term is hereinafter defined) pursuant to this Agreement, the Company shall deliver to such Purchaser a warrant (the "WARRANT") to purchase one share of Common Stock. The Warrants, which shall not be transferable, shall initially be exercisable at $3.00 per share of Common Stock, subject to adjustment, and be exercisable for a period of three (3) years after issuance or until the date which is ten (10) days after the Company furnishes written notice to the Warrant holder that the market price of the Common Stock has been at least 350% of the then applicable exercise price of the Warrant for a period of at least thirty (30) days, and the average trading volume of the Common Stock has been at least 100,000 shares per day during the preceding thirty (30) days. The shares of Common Stock which may be acquired upon exercise of a Warrant are sometimes hereinafter referred to as the "WARRANT SHARES"). The Shares and the Warrants are sometimes hereinafter referred to as the "SECURITIES". The Purchasers of the Securities shall have the benefit of certain registration rights in respect of the Shares and the Warrant Shares on the terms and conditions of a Registration Rights Agreement, in the form of EXHIBIT A hereto (the "REGISTRATION RIGHTS AGREEMENT"). The Company is offering the Securities only to individuals, entities or groups, including, without limitation, corporations, limited liability companies, limited or general  partnerships,  joint  ventures,  associations,  joint stock  companies, trusts, unincorporated organizations, or governments or any agencies or political subdivisions thereof (each, a "PERSON") who are "accredited investors" (as defined herein). The Company is making the Offering of the Securities directly through certain of its officers and its directors, but may engage a placement agent (the "PLACEMENT AGENT") and other registered broker-dealers ("OTHER PARTICIPATING AGENTS") may also place Securities. If the Company should engage a Placement Agent or any Other Participating Agent, the Company presently intends to pay to the Placement Agent and to Other Participating Agents, if any, commissions equal to up to 10% of the gross sales price of the Shares sold in the offering by the applicable Placement Agent or Other Participating Agent. In addition, the Company presently intends to issue to any such Placement Agent or Other Participating Agent, if any, at the final Closing warrants (the "PLACEMENT AGENT Warrants") granting to such person warrant coverage equal to 10% on the number of Shares (but not Warrant Shares) sold in the Offering to investors introduced by that person (without duplication of introduction). The Placement Agent Warrants shall initially be exercisable at $2.00 per share of Common

Stock, subject to adjustment, commencing one year after the date of issuance and continuing for five (5) years thereafter, and, unlike the Warrants issued to Purchasers, shall contain a cashless exercise provision. The Placement Agent Warrants shall be transferable by the Placement Agent or Other Participating Agent receiving the same to its officers, directors, shareholders and employees, as well as by such persons to their immediate family affiliates in connection with estate planning, provided that no such transfer or disposition may be made other than in compliance with applicable securities laws and furnishing satisfactory evidence of such compliance to the Company. The Company will indemnify the Placement Agent and any Other Participating Agents, if any, against certain liabilities. The Company will pay its own costs of the Offering. The Company will also pay a non-accountable expense fee to the Placement Agent equal to 3% of the gross sales price of the Shares (but not any Warrant Shares) sold in the Offering to investors introduced by the Placement Agent (without duplication of introduction), such 3% amount being sometimes hereafter referred to as the "NON-ACCOUNTABLE EXPENSE ALLOWANCE". Notwithstanding the foregoing, the Non-Accountable Expense Allowance shall be reduced on a dollar-for-dollar basis by the fees and expenses of the Company's counsel for preparing and furnishing the opinion letter referred to in Section 3.4(d) of this Agreement. All subscription proceeds in the Offering will be paid at Closing to the account or accounts specified in or pursuant to Section 1.2 herein, provided that the Company will utilize an escrow agent (the "ESCROW AGENT") for receipt of funds if required under applicable law. All references in this Agreement to the Escrow Agent shall be deemed to be references to the Company in the event that there is no third party Escrow Agent.

         1.2 SUBSCRIPTION. Subject to the terms and conditions hereinafter set forth in this Agreement, each Purchaser hereby offers to purchase, at a price of $2.00 per Share, the number of Shares (together with one accompanying Warrant for every 2 Shares) set forth beneath each such Purchaser's name on the signature pages of this Agreement, for an aggregate purchase price (the "Purchase Price") to be paid by such Purchaser in the amount set forth on the signature page beneath such Purchaser's name to such account as the Company shall indicate by written notice to the Purchaser.

         1.3 SUBSCRIPTION PROCEDURES. To submit this Subscription, each Purchaser must deliver (i) this Agreement, including, without limitation, the related Purchaser Questionnaire, both duly completed and executed and (ii) an executed Registration Rights Agreement to the following address, unless otherwise advised by the Company:

         Advance Nanotech, Inc.
         712 Fifth Avenue, 19th Floor
         New York, NY, 10019

         Attention:  Magnus Gittins

         with any questions to be raised with Magnus Gittins at (646) 723 8962.

         The Company may accept or reject subscriptions, in whole or in part, or accept subscriptions for less than the $50,000 minimum subscription, in its sole discretion. The Company shall notify each Purchaser of the portion, if any, of such Purchaser's subscription which has been accepted, payment instructions for the Purchase Price, including wire transfer instructions and instructions for delivery of payment by checks, if applicable, and the date upon which the applicable Closing shall be held and payment must be made. At each applicable Closing, each Purchaser acquiring Securities at such Closing shall deliver and pay the applicable purchase price in full for the Securities being purchased by such Purchaser at such Closing, in the amount of $2.00 for each Share for which such Purchaser's subscription has been accepted, in U.S. dollars, in immediately available funds, in accordance with the payment instructions contained in the notification to such Purchaser by the Company.

         2. CLOSING. Upon acceptance of subscriptions for Securities offered hereby, the Company shall hold one or more closings of the purchase and sale of such Securities (each one, a "CLOSING"; the final closing, the "FINAL CLOSING"). Each Closing shall be held at such location as the Company may determine. The Final Closing will take place on the earlier to occur of (i) February 28, 2005 or (ii) the sale of all of the Securities being offered hereby, unless this date is extended, without notice to investors, by the Company in its sole discretion for up to an additional 30 days (the "TERMINATION DATE"). The date of each Closing will be referred to as a "CLOSING DATE" and the date of the Final

Closing is referred to as the "FINAL CLOSING DATE." At the Closing with respect to the subscription by each Purchaser, to the extent the same is accepted by the Company, the Company will register in the name of each such Purchaser that number of Securities being purchased by such Purchaser in accordance with the information on the applicable signature page of this Agreement.

         2.1 ESCROW. In the event that the Company engages a Placement Agent for this Offering, which the Company may not choose to do, and the Company is required under applicable law to arrange for applicable funds to be received into an escrow account, then, and only in such case, pending each Closing all funds paid in respect of this Agreement with regard to such Closing shall be deposited in an escrow account (the "Escrow Account") maintained by the Escrow Agent in accordance with Rule 15c2-4 under the Exchange Act (as defined herein). The Escrow Account shall not be interest bearing. In such a case, if the Company accepts subscriptions for the Securities at or prior to the Initial Closing Date or the Final Closing Date, as the case may be, then all subscription proceeds received for subscriptions accepted by the Company prior to such Closing Date shall be paid over to the Company at each Closing, net of the Placement Agent fees, if any, and other offering expenses, which shall be paid to the appropriate parties at each such Closing. In any event, if the Company shall not have received and accepted each Purchaser's subscription, then that subscription shall be void and all funds paid hereunder by such Purchaser with respect to such unaccepted subscription, without deduction therefrom or interest thereon, shall be promptly returned to such Purchaser.

         2.2. RETURN OF FUNDS. Each Purchaser hereby authorizes and directs both the Company and the Escrow Agent, if any, jointly and severally, to return or direct the return of any funds from the Escrow Account, if any, without deduction therefrom or interest thereon, to the same account from which the funds were originally drawn, to the extent that such Purchaser's subscription is not accepted prior to the termination of the Offering.

         3. CONDITIONS TO THE OBLIGATIONS OF EACH PURCHASER AT CLOSING.

         The obligation of each Purchaser to purchase and pay for the Shares subscribed for by such Purchaser at the applicable Closing is subject to the satisfaction on or prior to the applicable Closing Date or the Final Closing Date, as the case may be, of the following conditions, each of which may be waived by the applicable Purchaser:

         3.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in this Agreement which are qualified as to materiality must be true and correct in all respects, and the representations and warranties of the Company contained in this Agreement which are not qualified as to materiality must be true and correct in all material respects, in each case as of the applicable Closing Date except to the extent that the representations and warranties relate to a different date in which case the representations and warranties must be true and correct as written or true and correct in all material respects, as the case may be, as of the different date.

         3.2 PERFORMANCE OF COVENANTS. The Company shall have performed or complied with in all material respects all covenants and agreements required to be performed by it on or prior to the applicable Closing pursuant to this Agreement, including, without limitation, the delivery of certificates evidencing the Securities issued to the Purchasers at the Closing.

         3.3 NO INJUNCTIONS; ETC. No court or governmental injunction, order or decree prohibiting the purchase and sale of the Securities or securities underlying the Securities will be in effect. There will not be in effect any law, rule or regulation prohibiting or restricting the sale or requiring any consent or approval of any Person that has not been obtained to issue and sell the Securities or securities underlying the Securities to the Purchasers.

         3.4 CLOSING DOCUMENTS. At each Closing, the Company shall have delivered to each applicable Purchaser the following:

         (a) a certificate of the President of the Company certifying that the conditions in Sections 3.1 and 3.2 have been satisfied;

         (b) A certificate of the Secretary of the Company, dated as of that Closing Date, certifying (i) the attached copies of the Certificate of Incorporation and By-laws of the Company, (ii) the resolutions of the Board of Directors of the Company (the "Board") authorizing the execution, delivery and performance of this Agreement and the issuance of the Securities and the securities underlying the Securities (including, but not limited to, for purposes of Section 203 of the Colorado General Corporation Law) and (iii) the incumbency of the officers duly authorized to execute this Agreement and the other documents contemplated by this Agreement;

         (c) a certificate of the Secretary of State of the State of Colorado, dated as of a recent date (but no more than five business days) prior to the date of the applicable Closing, to the effect that the Company is in good standing in the State of Colorado and that all annual reports, if any, have been filed as required and that all taxes and fees have been paid in connection therewith;

         (d) an opinion of Company counsel, substantially in the form of Exhibit B to this Agreement;

         (e) a certificate or certificates evidencing the Securities purchased by such Purchaser; and

         (f) a Registration Rights Agreement duly executed by the Company.

         3.5 WAIVERS AND CONSENTS. The Company will have obtained all consents and waivers necessary to execute and deliver this Agreement and all related documents and agreements and to issue and deliver the Securities, and all consents and waivers will be in full force and effect.

         4. CONDITIONS TO THE OBLIGATIONS OF THE COMPANY AT CLOSING.

         The obligation of the Company to issue and sell the Securities to any Purchaser is subject to the satisfaction on or prior to each Closing Date of the following conditions, each of which may be waived by the Company:

         4.1 RECEIPT OF PURCHASE PRICE. The Company shall have received payment in full in immediately available funds in U.S. dollars of the Purchase Price for the Shares with respect to which the Company has accepted the Subscription made by such Purchaser by means of this Agreement.

         4.2 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Purchaser contained in this Agreement which are qualified as to materiality must be true and correct in all respects and the representations and warranties of the Purchaser contained in this Agreement which are not qualified as to materiality must be true and correct in all material respects, in each case as of the applicable Closing Date except to the extent that the representations and warranties relate to a different date in which case the representations and warranties must be true and correct as of the different date..

          4.3 PERFORMANCE OF COVENANTS. The Purchaser will have performed or complied with in all material respects all covenants and agreements required to be performed by the Purchaser on or prior to the Closing pursuant to this Agreement.

         4.4 PURCHASER QUESTIONNAIRE. All of the information furnished by such Purchaser in the confidential purchaser questionnaire accompanying this Agreement (the "Purchaser Questionnaire") shall have been accurate and complete in all material respects.

          4.5 NO INJUNCTIONS. No court or governmental injunction, order or decree prohibiting the purchase or sale of the Securities or the securities underlying the Securities will be in effect.

          4.6 CLOSING DOCUMENTS. The Purchaser will have delivered to the Company a Registration Rights Agreement duly executed by the Purchasers and such other closing documents as the Company may reasonably request, if any.

         5. REPRESENTATIONS AND WARRANTIES OF EACH PURCHASER.

         Each Purchaser, in order to induce the Company to perform this Agreement, hereby represents and warrants, severally and not jointly, as follows:

         5.1 DUE AUTHORIZATION. Each Purchaser represents for such Purchaser to the Company that such Purchaser has full power and authority and has taken all action necessary to authorize such Purchaser to execute, deliver and perform such Purchaser's obligations under this Agreement. This Agreement is the legal, valid and binding obligation of such Purchaser in accordance with its terms.

         5.2 ACCREDITED INVESTOR. Each Purchaser represents that such Purchaser is an Accredited Investor as that term is defined in Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act").

         5.3 NO INVESTMENT ADVICE. The Company has not made any other representations or warranties to such Purchaser other than as set forth herein or incorporated herein by reference with respect to the Company or rendered any investment advice.

         5.4  INVESTMENT   EXPERIENCE.   Each  Purchaser  represents  that  such
Purchaser has not authorized any Person to act as such Purchaser's Representative (as that term is defined in Regulation D of the General Rules and Regulations under the Securities Act) in connection with this transaction. Such Purchaser has such knowledge and experience in financial, investment and business matters that such Purchaser is capable of evaluating the merits and risks of the prospective investment in the securities of the Company. Such Purchaser has consulted with such independent legal counsel or other advisers as such Purchaser has deemed appropriate to assist such Purchaser in evaluating the proposed investment in the Company.

         5.5 ADEQUATE MEANS. Each Purchaser represents as to such Purchaser that such Purchaser (i) has adequate means of providing for such Purchaser's current financial needs and possible contingencies; and (ii) can afford (a) to hold unregistered securities for an indefinite period of time as required; and (b) sustain a complete loss of the entire amount of the subscription.

         5.6 ACCESS TO INFORMATION. Each Purchaser represents that such Purchaser has been afforded the opportunity to ask questions of, and receive answers from the officers and/or directors of the Company acting on its behalf concerning the terms and conditions of this transaction and to obtain any additional information, to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information furnished; and has had such opportunity to the extent such Purchaser considers appropriate in order to permit such Purchaser to evaluate the merits and risks of an investment in the Company. It is understood that all documents, records and books pertaining to this investment have been made available for inspection, and that the books and records of the Company will be available upon reasonable notice for inspection by investors during reasonable business hours at its principal place of business. The foregoing shall in no way be deemed to limit the ability of each Purchaser to rely on the representations and warranties set forth herein or incorporated herein by reference.

         5.7 NO ENDORSEMENT. Each Purchaser further acknowledges that the offer and sale of the Securities or the securities underlying the Securities has not been passed upon or the merits thereof endorsed or approved by any state or federal authorities.

         5.8 NON-REGISTERED SECURITIES. Each Purchaser acknowledges that neither the offer and sale of the Securities or the securities underlying the Securities have not been registered under the Securities Act or any state securities laws and the Securities and any underlying securities may be resold only if registered pursuant to the provisions thereunder or if an exemption from registration is available and if otherwise permitted by law and contract. Each Purchaser understands that the offer and sale of the Securities and the securities underlying the Securities is intended to be exempt from registration under the Securities Act, based, in part, upon the representations, warranties and agreements of such Purchaser contained in this Agreement.

         5.9 NO RESALE. Each Purchaser represents that the Securities being subscribed for, and the securities underlying the subscription, are being acquired solely for the account of such Purchaser for such Purchaser's investment and not with a view to, or for resale in connection with, any distribution in any jurisdiction where such sale or distribution would be precluded. By such representation, such Purchaser means that, other than as disclosed on both the signature page of this Agreement and in the Purchaser Questionnaire, no other Person has a beneficial interest in the Securities or the securities underlying the subscription, and that no other Person has furnished or will furnish directly or indirectly, any part of or guarantee the payment of any part of the consideration to be paid by such Purchaser to the Company in connection therewith. Such Purchaser does not intend to dispose of all or any part of the Securities or the securities underlying the subscription except in compliance with the provisions of the Securities Act and applicable state securities laws, and understands that the Securities and the securities underlying the subscription are being offered pursuant to a specific exemption under the provisions of the Securities Act, which exemption(s) depends, among other things, upon the compliance with the provisions of the Securities Act.

         5.10 LEGEND. Each Purchaser hereby acknowledges and agrees that the Company may insert the following or similar legend on the face of the certificates evidencing the Securities purchased by such Purchaser and the underlying securities, if any, as the case may be, if the Company deems the same to be necessary or appropriate:

         "These securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws and may not be sold or otherwise transferred or disposed of except pursuant to an effective registration statement under the Securities Act and any applicable state securities laws, or an opinion of counsel satisfactory to counsel to the issuer that an exemption from registration under the Securities Act and any applicable state securities laws is available."

In addition, the Company may insert a legend to the effect that the Warrants are non-transferable.

         5.11 BROKER'S OR FINDER'S COMMISSIONS. Other than the Placement Agent (as placement agent on behalf of the Company) or any Other Participating Agent, if any, no finder, broker, agent, financial person or other intermediary has acted on behalf of any Purchaser in connection with the sale of the Securities by the Company or the consummation of this Agreement or any of the transactions contemplated hereby.

         Each Purchaser certifies that each of the foregoing representations and warranties by such Purchaser set forth in this Section 5 are true as of the date hereof and shall survive such date.

         6. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company represents and warrants to the Purchasers that:

         6.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado. The Company and each subsidiary of the Company has full corporate power and authority to own and hold its properties and to conduct its business. The Company and each subsidiary of the Company is duly licensed or qualified to do business, and in good standing, in each jurisdiction in which the nature of its business requires licensing, qualification or good standing, except for any failure to be so licensed or qualified or in good standing that would not have a material adverse effect on the Company or any such subsidiary, taken as a consolidated whole, or its results of operations, assets or financial condition, taken as a consolidated whole, or on its ability to perform its obligations under this Agreement or to issue the Securities (a "MATERIAL ADVERSE EFFECT").

         6.2 CAPITALIZATION. As of the date hereof, the authorized capital stock of the Company consists of 100,000,000 shares of Common Stock, par value $0.001 per share. Except as set forth in this Section 6.2, as of the date hereof: (i) 31,968,696 shares of Common Stock were issued and outstanding; (ii) there are no outstanding options and no shares of Common Stock were reserved for issuance upon exercise of outstanding options; (iii) the Company has reserved 3,000,000 shares of Common Stock for issuance upon exercise of options which may be issued pursuant to an option plan covering the Company's officers, directors, employees and consultants, but no options have been granted to date under such plan; (iv) the following shares of Common Stock were reserved for issuance upon the exercise of outstanding warrants: 6,666,666 shares reserved for issuance upon exercise of warrants issued to Jano Holdings Ltd. (the "JANO WARRANTS"), initially exercisable at $2.00 per share, 4,997,625 shares reserved for issuance upon exercise of warrants issued on January 20, 2005, January 26, 2005 and February 2, 2005 to various accredited investors in a private placement of securities by the Company (the "JANUARY 2005 PRIVATE PLACEMENT WARRANTS"), initially exercisable at $3.00 per share, and 931,775 shares reserved for issuance upon exercise of certain placement agent warrants issued on January 20, 2005, January 26, 2005 and February 2, 2005 (the "JANUARY 2005 PLACEMENT AGENT WARRANTS") to certain placement agents in connection with the private placement in January and February 2005, initially exercisable at $2.00 per share, and the Company has no other outstanding warrants; and (v) the Company is offering up to 1,700,000 shares of its Common Stock, and up to 850,000 Warrants to purchase Warrant Shares, subject to an additional 10% overallotment in the Company's sole discretion. All the outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable and free of preemptive rights created by or through the Company, and have been issued in compliance with all federal and state securities laws, and were not issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except as set forth in this Section 6.2, as of the date hereof there are no other options, warrants or other rights, convertible debt, agreements, arrangements or commitments of any character obligating the Company to issue or sell any shares of capital stock of or other equity interests in the Company. The Company has not adopted a stockholders rights plan, poison pill or similar arrangement. As used in this Agreement, the term "Commission Documents shall mean all reports, schedules, forms, statements and other documents filed by the Company with the United States Securities and Exchange Commission (the "Commission" or the "SEC") pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), including all exhibits included therein and financial statements and schedules thereto and documents or instruments incorporated by reference therein.

         6.3 CORPORATE POWER, AUTHORIZATION; ENFORCEABILITY. The Company has full corporate power and authority to execute, deliver and perform this Agreement, the Warrants, and the Registration Rights Agreement (collectively, the "TRANSACTION DOCUMENTS") and to consummate the transactions contemplated hereby and thereby. All action on the part of the Company, its directors or stockholders necessary for (i) the authorization, execution, delivery and performance of the Transaction Documents by the Company, (ii) the authorization, sale, issuance and delivery of the Common Stock and Warrants contemplated hereby
(iii) the reservation of shares of Common Stock for issuance upon exercise of the Warrants and (iv) the performance of the Company's obligations hereunder and thereunder has been taken. The Securities to be purchased on each the Closing Date and the underlying Warrant Shares have been duly authorized and, when issued in accordance with this Agreement or the Warrants, as the case may be, will be validly issued, fully paid and nonassessable and will be free and clear of any mortgage, deed of trust, pledge, hypothecation, assignment, encumbrance, lien (statutory or other) or preference, priority, right or other security interest or preferential arrangement of any kind or nature whatsoever (collectively, "Liens") imposed by or through the Company other than restrictions imposed by this Agreement, the Warrants, and the Registration Rights Agreement, as the case may be, and applicable securities laws. No preemptive or other rights to subscribe for or purchase equity securities of the Company exists with respect to the issuance and sale of the Securities or the Warrant Shares. The Transaction Documents have been duly executed and delivered by the Company, and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity relating to enforceability (regardless of whether considered in a proceeding at law or in equity).

         6.4      NO CONFLICT; GOVERNMENTAL CONSENTS.

          (a) The execution and delivery by the Company of this Agreement, the Warrants, and the Registration Rights Agreement and the consummation of the transactions contemplated hereby and thereby will not (i) result in the violation of any provision of the Certificate of Incorporation or By-laws or other organizational documents of the Company or any subsidiary of the Company,
(ii) result in any violation of Requirements of Law to or by which the Company or any subsidiary of the Company is bound, or (iii) conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a default under, any bond, debenture, note or other evidence of indebtedness, or any material lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company or any subsidiary of the Company is a party or by which it or its property is bound, nor result in the creation or imposition of any Lien upon any of the properties or assets of the Company, except for, in the case of clauses (ii) and (iii) of this subsection 6.7(a), any violation, conflict, breach or default which would not have a Material Adverse Effect. For purposes of this Agreement, "REQUIREMENTS OF LAW" means, as to any Person, any law, statute, treaty, rule, regulation, right, privilege, qualification, license or franchise or determination of an arbitrator or a court or other government of any nation, state, city, locality or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing (each, a "GOVERNMENTAL AUTHORITY") or stock exchange, in each case applicable or binding upon such Person or any of its property or to which such Person or any of its property is subject or pertaining to any or all of the transactions contemplated or referred to herein.

         (b)  No  material  consent,   approval,   license,   permit,  order  or
authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other Governmental Authority or Person, and no lapse of any waiting period under any Requirements of Law, remains to be obtained (or lapsed) or is otherwise required to be obtained by the Company or any subsidiary of the Company in connection with the authorization, execution and delivery of this Agreement, the Warrants, or the Registration Rights Agreement or the consummation of the transactions contemplated hereby or thereby, including, without limitation the issue and sale of the Securities as disclosed in this Agreement, and except filings, if any, as may be required to be made by the Company after each Closing with (i) the Commission, (ii) the National Association of Securities Dealers, Inc. ("NASD"), (iii) the Nasdaq Stock Market, Inc. and (iv) state blue sky or other securities regulatory authorities.

         6.5 LITIGATION. There are no claims, actions, suits, investigations or proceedings pending or, to the Company's knowledge, threatened against the Company or any subsidiary of the Company or its respective assets, at law or in equity, by or before any Governmental Authority, or by or on behalf of any third party, except for any claim, action, suit, investigation or proceeding which would not have a Material Adverse Effect nor does the Company have knowledge that there is any reasonable basis for any of the foregoing. There are no claims, actions, suits, investigations or proceedings pending or, to the Company's knowledge, threatened proceedings against the Company or any subsidiary of the Company contesting the right of the Company to use, sell, import, license, or make available to any Person any of the Company's or any subsidiary's products or services currently or previously sold, offered, licensed or made available to any Person or used by the Company or opposing or attempting to cancel any of the Company's Intellectual Property (as such term is hereafter defined) rights, except for any claim, action, suit, investigation or proceeding which would not have a Material Adverse Effect.

         6.6 COMPLIANCE WITH LAWS; NO DEFAULT OR VIOLATION; CONTRACTS. The Company and each subsidiary of the Company is in compliance in all material respects with all Requirements of Law and all orders issued by any court or Governmental Authority against the Company in all material respects. To the Company's knowledge, there is no existing or currently proposed Requirement of Law which could reasonably be expected to prohibit or restrict the Company or any subsidiary from, or otherwise materially adversely affect the Company or any subsidiary in, conducting its business in any jurisdiction in which it now conducts or proposes to conduct such business. The Company and each subsidiary of the Company have all licenses, permits and approvals of any Governmental Authority (collectively, "PERMITS") that are necessary for the conduct of the business of the Company and each subsidiary of the Company, respectively; (ii) such Permits are in full force and effect; and (iii) no violations are or have been recorded in respect of any Permit, in each case except such as would not be reasonably expected to have a Material Adverse Effect. No material expenditure is presently required by the Company to comply with any existing Requirements of Law or order. Except as would not be reasonably expected to have a Material Adverse Effect, neither the Company nor any subsidiary of the Company is (i) in default under or in violation of any indenture, loan or credit agreement or any other agreement or instrument to which it is a party of by which it or any of its properties is bound or (ii) in violation of any order, decree or judgment of any court, arbitrator or other Governmental Authority. The contracts described in the Commission Documents or incorporated by reference therein that are material to the Company (collectively, the "Contractual Obligations") are in full force and effect on the date hereof, and neither the Company or any subsidiary's nor, to the Company's knowledge, any other party to such contracts is in breach of or default under any of such contracts nor, to the Company's knowledge, does any condition exist that with notice or lapse of time or both would constitute a default by such other party thereunder, in each case except such as would not be reasonably expected to have a Material Adverse Effect. Neither the Company nor any subsidiary of the Company has not received notice of a default and is not in default under, or with respect to, any Contractual Obligation nor, to the Company's knowledge, does any condition exist that with notice or lapse of time or both would constitute a default thereunder, in each case except such as would not be reasonably expected to have a Material Adverse Effect. All of such CONTRACTUAL OBLIGATIONS are valid, subsisting, in full force and effect and binding upon the Company or each subsidiary that is a party thereto and, to the Company's knowledge, the other parties thereto, and the Company has paid in full or accrued all amounts due thereunder and has satisfied in full or provided for all of its liabilities and obligations thereunder.

         6.7 ENVIRONMENTAL MATTERS. The Company and each subsidiary of the Company is in compliance, in all material respects, with all applicable Environmental Laws. There is no civil, criminal or administrative judgment, action, suit, demand, claim, hearing, notice of violation, investigation, proceeding, notice or demand letter pending or, to the Company's knowledge, threatened against the Company pursuant to Environmental Laws. To the Company's knowledge, there are no past or present events, conditions, circumstances, activities, practices, incidents, agreements, actions or plans which could reasonably be expected to prevent compliance with, or which have given rise to or will give rise to liability which would have a Material Adverse Effect, under Environmental Laws. For purposes of the foregoing, "ENVIRONMENTAL LAWS" means federal, state, local and foreign laws, principles of common laws, civil laws, regulations, and codes, as well as orders, decrees, judgments or injunctions, issued, promulgated, approved or entered thereunder relating to pollution, protection of the environment or public health and safety.

         6.8 TAXES. The Company and each subsidiary of the Company has filed all required Tax returns and has paid or caused to be paid, or has established reserves in accordance with GAAP for all Tax liabilities applicable to such entity except as would not have a Material Adverse Effect. No additional Tax assessment against the Company or its subsidiaries has been heretofore proposed or, to the Company's knowledge, threatened by any Governmental Authority for which provision has not been made on its balance sheet.

         No tax audit is currently in progress and there is no unassessed deficiency proposed or, to the Company's knowledge, threatened against the Company or any subsidiary. The Company has no knowledge of any change in the rates or basis of assessment of any Tax (other than federal income tax), of the Company or any subsidiary which would reasonably be expected to have a Material Adverse Effect. The Company has not agreed to or is required to make any adjustments under section 481 of the Code by reason of a change of accounting method or otherwise. None of the assets of the Company or any subsidiary is required to be treated as being owned by any Person, other than the Company or any of its subsidiaries, pursuant to the "safe harbor" leasing provisions of
Section 168(f)(8) of the Code. The company is not a "United States real property holding corporation" (a "USRPHC") as that term is defined in Section 897(c)(2) of the Code and the regulations promulgated thereunder.

         For purposes of this Agreement, "CODE" means the Internal Revenue Code of 1986, as amended, and "TAXES" means any federal, state, provincial, county, local, foreign and other taxes (including, without limitation, income, profits, windfall profits, alternative, minimum, accumulated earnings, personal holding company, capital stock, premium, estimated, excise, sales, use, occupancy, gross receipts, franchise, ad valorem, severance, capital levy, production, transfer, withholding, employment, unemployment compensation, payroll and property taxes, import duties and other governmental charges and assessments), whether or not measured in whole or in part by net income, and including deficiencies, interest, additions to tax or interest, and penalties with respect thereto, and including expenses associated with contesting any proposed adjustments related to any of the foregoing.

         6.9 INTELLECTUAL PROPERTY.

         (a) "Intellectual Property" shall mean all of the following as they are necessary in connection with the business of the Company or its subsidiaries as presently conducted and as they exist in all jurisdictions throughout the world, in each case, to the extent owned by or licensed to the Company or its subsidiaries: (i) patents, patent applications and inventions, designs and improvements described and claimed therein, patentable inventions and other patent rights (including any divisions, continuations, continuations-in-part, reissues, reexaminations, or interferences thereof, whether or not patents are issued on any such applications and whether or not any such applications are modified, withdrawn, or resubmitted) ("Patents"); (ii) trademarks, service marks, trade dress, trade names, brand names, designs, logos, or corporate names, whether registered or unregistered, and all registrations and applications for registration thereof ("TRADEMARKS"); (iii) copyrights and mask works, including all renewals and extensions thereof, copyright registrations and applications for registration thereof, and non-registered copyrights ("COPYRIGHTS"); (iv) trade secrets, inventions, know-how, process technology, databases, confidential business information, customer lists, technical data and other proprietary information and rights ("TRADE SECRETS"); (v) computer software programs, including, without limitation, all source code, object code, and documentation related thereto ("SOFTWARE"); (vi) Internet addresses, domain names, web sites, web pages and similar rights and items ("INTERNET ASSETS"); and (vii) all licenses, sublicenses and other agreements or permissions including the right to receive royalties, or any other consideration related to the property described in (i)-(vi). The Intellectual Property contains all of the intellectual property necessary to operate the business of the Company as currently conducted.

         (b) The Company or its subsidiaries exclusively own (or otherwise have the right to use the Intellectual Property pursuant to a valid license, sublicense or other agreement), free and clear of all Liens, and has the unrestricted right (subject to any such license terms, if applicable) to use, sell, license, or sublicense all Intellectual Property.

         (c) All products and materials made, used or sold by the Company or its subsidiaries containing Trademarks bear the proper federal registration notice where permitted by law.

         (d) All works encompassed by the Copyrights and used by the Company or its subsidiaries have been marked with the proper copyright notice.

         (e) To the Company's knowledge, upon reasonable inquiry in accordance with sound business practice and business judgment, all the Company's Intellectual Property rights are valid and enforceable. The Company has taken all reasonably necessary actions to maintain and protect each item of Intellectual Property owned by the Company or its subsidiaries.

         (f) The Company and each subsidiary of the Company has taken all reasonable precautions to protect the secrecy, confidentiality, and value of its Trade Secrets and the proprietary nature and value of its Intellectual Property. To the best of the Company's knowledge, none of the Trade Secrets, wherever located, the value of which is contingent upon maintenance of confidentiality thereof, have been disclosed to any employee, representative or agent of the Company or any other person not obligated to maintain such Trade Secret in confidence pursuant to a confidentiality agreement entered into with the Company, except as required pursuant to the filing of a patent application by the Company.

         (g) The Company or a subsidiary of the Company, as applicable, is diligently prosecuting all Patent applications it has filed, as instructed by patent counsel. The Company or a subsidiary of the Company, as applicable, is diligently filing and preparing to file Patent applications for all inventions in a manner and within a sufficient time period to avoid statutory disqualification of any potential Patent application.

         (h) To the knowledge of the Company, upon reasonable inquiry in accordance with sound business practice and business judgment, none of the Intellectual Property, products or services owned, used, developed, provided, sold or licensed by the Company, or made for, used or sold by or licensed to the Company by any person infringes upon or otherwise violates any Intellectual Property rights of others.

         (i) To the knowledge of the Company, upon reasonable inquiry in accordance with sound business practice and business judgment, no Person is infringing upon or otherwise violating the Intellectual Property rights of the Company.

         6.10 EMPLOYEE BENEFIT PLANS.

         (a) Neither the Company nor any entity which is or was under common control within the meaning of Section 414(b), (c), (m) or (o) of the Code maintains or contributes to, or has within the preceding six years maintained or contributed to, or may have any liability with respect to any employee benefit plan subject to Title IV of Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 412 of the Code or any "multiple employer plan" within the meaning of the Code or ERISA. Each employee benefit plan, arrangement, policy, program, agreement or commitment which the Company maintains, contributes to or may have any liability in respect to (each, a "Plan") has been established and administered in accordance with its terms, and complies in form and in operation with the applicable requirements of ERISA, the Code and other applicable Requirements of Law. No claim with respect to the administration or the investment of the assets of any Plan (other than routine claims for benefits) is pending. No event has occurred in connection with which the Company or any Plan, directly or indirectly, could be subject to any material liability under ERISA, the Code or any other law, regulation or governmental order applicable to any Plan, or under any agreement, instrument, statute, rule of law or regulation pursuant to or under which the Company has agreed to indemnify any person against liability incurred under, or for a violation or failure to satisfy the requirement of, any such statute, regulation or order. The Company has no liability, whether absolute or contingent, including any obligations under any Plan, with respect to any misclassification of any person as an independent contractor rather than as an employee.

         (b) Neither the Company nor any subsidiary of the Company has any obligations to provide or any direct or indirect liability, whether contingent or otherwise, with respect to the provision of health or death benefits to or in respect of any former employee, except as may be required pursuant to Section 4980B of the Code and the corresponding provisions of ERISA and the cost of which are fully paid by such former employees.

         (c) There are no unfunded obligations under any Plan which are not fully reflected on the Financial Statements.

         (d) The consummation of the transactions contemplated by this Agreement will not (i) entitle any Company (or subsidiary) employee to severance pay or
(ii) accelerate the time of payment or vesting or trigger any payment or funding (though a grantor trust or otherwise) of compensation or benefits under, increase the amount payable or trigger any other material obligations pursuant to, any Plan.

         6.11 INVESTMENT COMPANY. The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for an investment company, within the meaning of the Investment Company Act of 1940, as amended.

         6.12 COMPLIANCE. The Common Stock is registered pursuant to Section 12(g) of the Exchange Act and the Common Stock is listed on the OTC Bulletin Board under the symbol AVNA.OB, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act. The Company has not taken and will not, in violation of applicable law, take any action designed to or that might reasonably be expected to cause or result in unlawful manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities.

         6.13  PRIVATE  OFFERINGS.   Assuming  the  truth  of  each  Purchaser's
representations and acknowledgments contained in Section 5 hereof, neither the Company nor any Person acting on its behalf (other than the Purchasers, as to whom the Company makes no representations) has offered or sold the Securities by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act. The Company has not sold the Securities to anyone other than the subscribers to this Agreement. Each Security shall bear substantially the same legend set forth in Section 8 hereof for at least so long as required by the Securities Act.

         6.14 BROKER'S OR FINDER'S COMMISSIONS. Other than the Company's officers and directors, if at all, and the Placement Agent (as placement agent on behalf of the Company) or any Other Participating Agent, if any are engaged by the Company, no finder, broker, agent, financial person or other intermediary has acted on behalf of the Company in connection with the sale of the Securities by the Company or the consummation of this Agreement or any of the transactions contemplated hereby. The Company has not had any direct or indirect contact with any other investment banking firm (or similar firm) with respect to the offer of the Securities by the Company to the Purchasers or the Purchasers' subscriptions for the Securities.

         6.15 DISCLOSURE. The Transaction Documents do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which they were made, not misleading. The Company does not have any knowledge of any fact that has specific application to the Company (other than general economic or industry conditions) and that can reasonably be foreseen to cause a Material Adverse Effect that has not been set forth in the Transaction Documents or the Commission Documents.

The Company certifies that each of the foregoing representations and warranties by the Company sets forth in this Section 6 are true as of the date hereof and such representations and warranties shall survive the Closing pursuant to this Agreement as contemplated in Section 7.1.

         6.16 COMMISSION DOCUMENTS.

         The Company has filed all Commission Documents required to be filed by it with the Commission pursuant to the reporting requirements of the Exchange Act prior to the date hereof. Upon filing, each such Commission Document complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the Commission Document, and none of the Commission Documents, at the time they were most recently filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         6.17 INSURANCE.

                  The Company maintains and will continue to maintain insurance of the types and in the amounts that the Company reasonably believes is adequate for its business, including, but not limited to, insurance covering all real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect.

         6.18 REGISTRATION RIGHTS.

         Except as provided in the Registration Rights Agreement, the Company is not under any contractual obligation to register any of its outstanding securities except for 7,000,000 shares of Common Stock to be registered on a PARI PASSU basis with the Shares, and the shares of Common Stock underlying the Jano Warrants, the January 2005 Private Placement Warrants, the January 2005 Placement Agent Warrants, and the 9,995,250 shares of Common Stock issued in the Company's private placement on January 20, 2005, January 26, 2005 and February 2, 2005.

         7. INDEMNIFICATION.

         7.1 (a) The Company agrees to indemnify and hold harmless the Purchasers, their affiliates and each of their respective directors, officers, general and limited partners, principals, agents and attorneys from and against any and all losses, claims, damages, liabilities, costs (including reasonable attorneys' fees) and expenses (collectively, "LOSSES") to which any such Person may become subject, insofar as such Losses arise out of, in any way relate to, or result from (i) any breach of any representation or warranty made by the Company contained in or made pursuant to Article 6 of this Agreement, or (ii) the failure of the Company to fulfill any agreement or covenant contained in or made pursuant to this Agreement. In no event, however, shall the Company be liable for indirect, incidental or consequential or special damages of any kind. All of the representations and warranties of the Company made herein shall survive the execution and delivery of this Agreement until the date that is one
(1) year after the date of this Agreement, except for (a) Sections 6.1 (Organization, Good Standing and Qualification), 6.2 (Capitalization), 6.3

(Corporate Power, Authorization;  Enforceability),  6.13 (Private Offerings) and
6.14 (Broker's or Finder's Commission), which representations and warranties shall survive indefinitely (or if indefinite survival is not permitted by law, then for the maximum period permitted by applicable law), (b) Section 6.8 (Taxes), which representation and warranty shall survive until the later to occur of (i) the lapse of the statute of limitations with respect to the assessment of any tax to which such representation and warranty relates (including any extensions or waivers thereof) and (ii) sixty (60) days after the final administrative or judicial determination of the Taxes to which such representation and warranty relates, and no claim with respect to Section 6.8 may be asserted thereafter with the exception of claims arising out of any fact, circumstance, action or proceeding to which the party asserting such claim shall have given notice to the other parties to this Agreement prior to the termination of such period of reasonable belief that a tax liability will subsequently arise therefrom, and (c) Section 6.7 (Environmental Matters), which representation and warranty shall survive until the lapse of the applicable statute of limitations. Except as set forth herein, all of the covenants, agreements and obligations of the Company shall survive the Final Closing indefinitely (or if indefinite survival is not permitted by law, then for the maximum period permitted by applicable law).

         (b) Each Purchaser severally, and not jointly, agrees to indemnify and hold harmless the Company, its affiliates and each of their respective directors, officers, general and limited partners, principals, agents and attorneys from and against any and all Losses to which any such Person may become subject, insofar as such Losses arise out of, in any way relate to, or result from (i) any breach of any representation or warranty made by such Purchaser contained in or made pursuant to Article 5 of this Agreement, or (ii) the failure of such Person to fulfill any agreement or covenant contained in or made pursuant to this Agreement. In no event, however, shall any Purchaser be liable for indirect, incidental or consequential or special damages of any kind. All of the representations and warranties of each Purchaser made herein shall survive the execution and delivery of this Agreement for the maximum period permitted by applicable law with respect to the statute of limitations applicable to survival of contractual claims for indemnification. Except as set forth herein, all of the covenants, agreements and obligations of the Purchasers shall survive the Final Closing for the maximum period permitted by applicable law with respect to the statute of limitations applicable to survival of contractual claims for indemnification. Furthermore, in no event shall any Purchaser be required to make indemnification pursuant to this Section in excess of the gross Purchase Price of the Securities acquired by such Purchaser in the Offering.

         7.2   Promptly   after   receipt  by  any  Person   entitled   to  seek
indemnification under Section 7.1 of this Agreement (individually, an "INDEMNIFIED PARTY" and collectively, the "INDEMNIFIED PARTIES") of notice of any claim as to which indemnity may be sought, including, without limitation, the commencement of any action or proceeding, the Indemnified Party will, if a claim in respect thereof may be made against a Person required to provide indemnification under Section 7.1 of this Agreement (individually, an "INDEMNIFYING PARTY" and collectively, the "INDEMNIFYING PARTIES"), promptly notify the Indemnifying Party in writing of the commencement thereof; provided that the failure of the Indemnified Party to so notify the Indemnifying Party will not relieve the Indemnifying Party from its obligations under this Section unless, and only to the extent that, such omission results in the Indemnifying Party's forfeiture of substantive rights or defenses or being materially prejudiced by the Indemnified Person's failure to give such notice. In case any action or proceeding is brought against any Indemnified Party, and it notifies the Indemnifying Party of the commencement thereof, the Indemnifying Party shall be entitled to assume the defense thereof at its own expense, with counsel reasonably satisfactory to such Indemnified Party, which approval will not be unreasonably withheld or delayed unreasonably; provided, however, that any Indemnified Party may, at its own expense, retain separate counsel to participate in such defense at its own expense. After notice from the Indemnifying Party to the Indemnified Party of its election to so assume the defense thereof, the Indemnifying Party will not be liable to the Indemnified Party under that Section 7 for any legal or any other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof (other than reasonable costs of investigation) unless incurred at the written request of the Indemnifying Party. Notwithstanding the above, the Indemnified Party will have the right to employ counsel of its own choice in any action or proceeding (and be reimbursed by the Indemnifying Party for the reasonable fees and expenses of the counsel and other reasonable costs of the defense) if, in the written opinion of such Indemnified Party's counsel, representation of the Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests or conflicts between the Indemnified Party and any other party represented by the counsel in the action; provided, however, that the Indemnifying Party will not in connection with any one action or proceeding or separate but substantially similar actions or proceedings arising out of the same general allegations, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties, except to the extent that local counsel, in addition to regular counsel, is required in order to effectively defend against the action or proceeding. An Indemnifying Party will not be liable to any Indemnified Party for any settlement or entry of judgment concerning any action or proceeding effected without the consent of the Indemnifying Party, which consent shall not be unreasonably withheld. The Indemnifying Party agrees that it will not, without the prior written consent of the Indemnified Party, settle, compromise or consent to the entry of any judgment in any pending or threatened claim relating to the matters contemplated hereby (if any Indemnified Party is a party thereto or has been actually threatened to be made a party thereto) unless such settlement, compromise or consent includes an unconditional release of each Indemnified Party from all liability arising or that may arise out of such claim. The rights accorded to an Indemnified Party hereunder shall be in addition to any rights that any Indemnified Party may have at common law, by separate agreement or otherwise; PROVIDED, HOWEVER, that notwithstanding the foregoing or anything to the contrary contained in this Agreement, (a) nothing in this Section 7 shall restrict or limit any rights that any Indemnified Party may have to seek equitable relief and (b) this Section 7 shall be the sole remedy for any breach of the Company's representations and warranties contained in this Agreement and for any breach of any Purchaser's representations and warranties contained in this Agreement except, in either case, with respect to claims arising out of fraud or willful misconduct.

         8. COVENANTS.

         8.1 USE OF PROCEEDS. The Company will use the proceeds from this Offering for organizing its operations and corporate structure in Singapore and acquiring additional technologies in Singapore and Thailand over the next six months, and any remaining funds to be available for general corporate purposes.

         8.2 CONDUCT OF THE COMPANY'S BUSINESS. Except as contemplated by this Agreement, during the period from the date hereof to the Closing Date, the Company and its subsidiaries will conduct their respective business and operations solely in the ordinary course of business consistent with past practice and each shall use reasonable commercial efforts to keep available the services of its officers and employees and preserve its current relationships with customers, suppliers, licensors, creditors and others having business dealings with it, except as would not be reasonably expected to have a Material Adverse Effect.

         8.3 REASONABLE BEST EFFORTS. Subject to the terms and conditions of this Agreement, each of the parties hereto will use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate the transactions contemplated by this Agreement at the earliest practicable date.

         8.4 TAX MATTERS.

         (a) The Company covenants that it will use commercially reasonable efforts not to become a USRPHC at any time while any Purchaser owns any of the Securities.

         (b) In the event that a Purchaser desires to sell or dispose of any of the Securities or underlying securities as permitted under this Agreement and applicable law, and upon demand by such Purchaser, the Company agrees to deliver to such Purchaser a letter (the "LETTER") which complies with Sections
1.1445-2(c)(3) and 1.897-2(h) of the Treasury Regulations, addressed to such Purchaser, stating whether or not the Company is a USRPHC. The Letter shall be delivered to the Purchaser one business day prior to the close of any sale or disposition of the Securities or Conversion Stock by the Purchaser (the "DELIVERY DATE"). The Letter shall be dated as of the Delivery Date and signed by a corporate officer who must verify under penalties of perjury that the statement is correct to his knowledge and belief pursuant to Section 1.897-2(h) of the Treasury Regulations.

         8.5 INDEPENDENT PUBLIC ACCOUNTANT.

         The Company shall retain a national public accounting firm approved by the Public Company Accounting Oversight Board to serve as its independent auditor.

         9. FOR RESIDENTS OF ALL STATES: NEITHER THE SECURITIES OFFERED HEREBY OR THE UNDERLYING SECURITIES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE WARRANTS ARE NON-TRANSFERABLE.

         10. NO WAIVER.

         Notwithstanding any of the representations, warranties, acknowledgments or agreements made herein by the Purchasers, the Purchasers do not thereby or in any manner waive any rights granted to the Purchasers under federal or state securities laws.

         11. MISCELLANEOUS.

         11.1 NOTICES. Any notice or other communication given hereunder by any party hereto to any other party hereto shall be in writing and delivered personally or by facsimile transmission or sent by registered or certified mail or by any express mail or overnight courier service, postage or fees prepaid:

                  If to the Company:

                           Advance Nanotech, Inc.
                           712 Fifth Avenue, 19th Floor
                           New York, New York  10019
                           Attention:  Magnus Gittins
                           Telephone:  (646) 723 8962
                           Facsimile:  (212) 581 1922

                  If to the Purchasers:

                           To each Purchaser at such Purchaser's name and address set forth on the signature page to this Agreement.

         Any notice that is delivered personally or by facsimile transmission in the manner provided herein shall be deemed to have been duly given to the party to whom it is directed upon actual receipt by such party or its agent. Any notice that is addressed and mailed, postage prepaid for most rapid method of delivery, or sent by courier in the manner herein provided shall be conclusively presumed to have been duly given to the party to which it is addressed at the close of business, local time of the recipient, on the fourth business day after the day it is so placed in the mail or, if earlier, the date and time of actual receipt.

         11.2 SUCCESSORS AND ASSIGNS. This Agreement will be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns, provided, that no party may assign this Agreement without the prior written consent of the other party, such consent not to be unreasonably withheld; provided that any transfer of Securities or shares of Common Stock underlying such Securities must be in compliance with the Transaction Documents and all applicable law.

         11.3 ENTIRE AGREEMENT. This Agreement sets forth the entire agreement and understanding among the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them; provided that any confidentiality agreement between the Company and any Purchaser shall remain in effect. This Agreement may be amended only by mutual written agreement of the Company and a majority in interest of the Purchasers, and the Company may take any action herein prohibited or omit to take any action herein required to be performed by it, and any breach of any covenant, agreement, warranty or representation may be waived, only if the Company has obtained the written consent or waiver of the Purchasers purchasing a majority of the Shares offered hereby.

         11.4 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York with respect to contracts made and to be fully performed therein, without regard to the conflicts of laws principles thereof. The parties hereto hereby agree that any suit or proceeding arising under this Agreement, or in connection with the consummation of the transactions contemplated hereby, shall be brought solely in a federal or state court located in the County of New York and State of New York. By its execution hereof, both the Company and the Purchasers hereby consent and irrevocably submit to the in personam jurisdiction of the federal and state courts located in the County of New York and State of New York and agree that any process in any suit or proceeding commenced in such courts under this Agreement may be served upon it personally or by certified or registered mail, return receipt requested, or by Federal Express or other courier service, with the same force and effect as if personally served upon the applicable party in New York and in the city or county in which such other court is located. The parties hereto each waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense of lack of in personam jurisdiction with respect thereto.

         11.5 SEVERABILITY. The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction will not affect any other provision of this Agreement, which will remain in full force and effect. If any provision of this Agreement is declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, the provision will be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof will nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions will be deemed dependent upon any other covenant or provision unless so expressed herein.

         11.6 NO WAIVER. A waiver by either party of a breach of any provision of this Agreement will not operate, or be construed, as a waiver of any subsequent breach by that same party.

         11.7 FURTHER ASSURANCES. The parties agree to execute and deliver all further documents, agreements and instruments and take further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

         11.8 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which will together constitute the same instrument.

         11.9 NO THIRD PARTY BENEFICIARIES. Nothing in this Agreement creates in any Person not a party to this Agreement any legal or equitable right, remedy or claim under this Agreement, and this Agreement is for the exclusive benefit of the parties hereto. The parties expressly recognize that this Agreement is not intended to create a partnership, joint venture or other similar arrangement between any of the parties or their respective affiliates.

         11.10  HEADINGS.   The  headings  in  this  Agreement  are  solely  for
convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

         11.11 SECURITIES LAWS DISCLOSURE; PUBLICITY RESTRICTIONS. The Company shall issue a press release by 8:30 a.m. Eastern time on the trading day following each applicable Closing, or file a Current Report on Form 8-K disclosing the consummation of the transactions consummated on such Closing by 8:30 a.m. Eastern time on the fourth day following each applicable Closing. Except as may be required by applicable Requirements of Law, none of the parties hereto shall issue a publicity release or public announcement or otherwise make any disclosure concerning this Agreement, the transactions contemplated hereby without prior approval by the other party hereto; provided that each Purchaser may disclose on its worldwide web pages and its offering materials, if any, the name of the Company, the name of the Chief Executive Officer of the Company, a brief description of the business of the Company consistent with the Commission Documents or the Company's press releases or other public statements, the

Company's logo and the aggregate amount of such Purchaser's investment in the Company. If any announcement is required by applicable law or the rules of any securities exchange or market on which such shares of Common Stock are traded to be made by any party hereto, prior to making such announcement such party will deliver a draft of such announcement to the other parties and shall give the other parties reasonable opportunity to comment thereon. The parties agree to attribute and otherwise indicate ownership of the other party's trademarks and logos.

         11.12 CERTIFICATION. Each Purchaser certifies that such Purchaser has read this entire Agreement and that every statement on such Purchaser's part made and set forth herein is true and complete.

                  [Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the undersigned has executed this Securities Purchase Agreement on the date his signature has been subscribed and sworn to below.

The shares of Common Stock and Warrants are to be issued in:

                                                             Print Name of Investor
                                                                                shares of Common Stock subscribed
____ individual name                                         for (which number must be an even number), with 1
                                                             Warrant also being issued for every 2 shares of Common
                                                             Stock purchased.
                                                             Subscription  price
paid herewith:
                                                             $                  (being $2.00 x the number of shares
____ tenants in the entirety                                 of Common Stock listed above)


____ corporation (an officer must sign)                      Print Name of Joint Investor
                                                             (if applicable)


____ partnership (all general partners must sign)            Signature of Investor


____ trust                                                   Signature of Joint Investor


____ limited liability company

                                                             (with a copy to:)


                                                             Address of Investor

Accepted as of the ___ day of ______________,  200_ as to _______________ shares of Common Stock (which number must be an even number), it being agreed that the Company also shall deliver 1 Warrant for every two shares of Common Stock for which this Subscription is accepted; Subscription price accepted being $______________, being $2.00 x the number of shares of Common Stock as to which this Subscription is accepted:

ADVANCE NANOTECH, INC.


By:
     --------------------------------------
Name:
Title: